UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     December 13, 2004

NRG Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15891	41-1724239

(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center	Princeton, NJ 08540

(Address of Principal Executive Offices)	(Zip Code)

609-524-4500

(Registrant’s Telephone Number, Including Area Code)

901 Marquette Avenue, Suite 2300, Minneapolis, MN 55402

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 13, 2004, NRG Energy, Inc. announced that it has entered into a long-term coal transport agreement with The Burlington Northern and Santa Fe Railway Company (BNSF) and affiliates of American Commercial Lines LLC (ACL) to deliver Powder River Basin coal to its Big Cajun II facility in New Roads, Louisiana, beginning April 1, 2005. A copy of the press release announcing the agreement is included as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description
99.1	Press Release, dated December 13, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc. (Registrant)
Dated: December 13, 2004	By:	/s/ TIMOTHY W. J. O’BRIEN
Timothy W. J. O’Brien
Vice President, Secretary and General Counsel

Exhibit Index

Exhibit
Number	Document
99.1	Press Release, dated December 13, 2004